PORTFOLIO STATISTICS

TOTAL WHOLLY-OWNED MULTIFAMILY PORTFOLIO AT MARCH 31, 2014 (In apartment units)

	Proforma Combined Same Store (1)	Proforma Combined Non Same Store (1)	In Lease-Up	Total Operating	Current Development Units Delivered	Total (2)

Austin, TX	5,542	296	—	5,838	—	5,838
Atlanta, GA	5,056	538	—	5,594	—	5,594
Charlotte, NC	4,161	701	—	4,862	259	5,121
Raleigh/Durham, NC	4,663	—	—	4,663	—	4,663
Dallas, TX	4,085	506	252	4,843	—	4,843
Fort Worth, TX	4,519	540	—	5,059	—	5,059
Orlando, FL	2,438	620	462	3,520	46	3,566
Nashville, TN	3,128	428	—	3,556	—	3,556
Tampa, FL	2,644	234	—	2,878	—	2,878
Phoenix, AZ	1,976	—	—	1,976	—	1,976
Houston, TX	2,281	628	—	2,909	—	2,909
Las Vegas, NV	721	—	—	721	—	721
South Florida	480	—	—	480	—	480
Large Markets	41,694	4,491	714	46,899	305	47,204

Charleston, SC	2,378	270	—	2,648	—	2,648
Jacksonville, FL	3,202	—	—	3,202	—	3,202
Savannah, GA	2,219	—	—	2,219	—	2,219
Memphis, TN	2,268	1,037	—	3,305	—	3,305
Richmond, VA	1,668	—	—	1,668	—	1,668
Birmingham, AL	1,462	586	—	2,048	—	2,048
San Antonio, TX	1,176	—	—	1,176	—	1,176
Little Rock, AR	1,056	312	—	1,368	—	1,368
Huntsville, AL	1,380	—	—	1,380	—	1,380
Norfolk/Hampton/VA Beach, VA	1,033	—	—	1,033	—	1,033
Greenville, SC	1,748	—	—	1,748	—	1,748
Other	11,721	1,499	511	13,731	—	13,731
Secondary Markets	31,311	3,704	511	35,526	—	35,526
Total Multifamily Units	73,005	8,195	1,225	82,425	305	82,730

(1) Proforma Combined Same Store discussions include the properties acquired in the merger with Colonial Properties Trust using the same-store designation of those properties prior to the merger.
(2) Excludes joint venture properties totaling 882 units.

Supplemental Data S-1

PORTFOLIO STATISTICS (CONTINUED)

TOTAL WHOLLY OWNED MULTIFAMILY COMMUNITY STATISTICS
Dollars in thousand except Average Effective Rent

		As of March 31, 2014			Average Effective Rent for the Three Months Ended Mar 31, 2014	As of March 31, 2014
		Gross Real Assets	Percent to Total of Gross Real Assets	Physical Occupancy		Completed Units	Total Units (1)

Austin, TX		$557,737	7.4%	95.1%	$955	5,838
Atlanta, GA		$552,401	7.3%	95.1%	$944	5,594
Charlotte, NC		$544,071	7.2%	96.0%	$880	4,862
Raleigh/Durham, NC		$536,855	7.1%	94.4%	$904	4,663
Dallas, TX		$422,513	5.6%	95.4%	$981	4,591
Fort Worth, TX		$396,727	5.3%	95.6%	$858	5,059
Orlando, FL		$384,907	5.1%	95.6%	$1,039	3,058
Nashville, TN		$331,006	4.4%	96.1%	$1,007	3,556
Tampa, FL		$297,185	3.9%	96.0%	$1,005	2,878
Phoenix, AZ		$230,214	3.1%	94.6%	$863	1,976
Houston, TX		$228,575	3.0%	95.9%	$956	2,909
Las Vegas, NV		$64,534	0.9%	93.6%	$768	721
South Florida		$56,578	0.8%	96.0%	$1,428	480
Large Markets		$4,603,303	61.1%	95.4%	$943	46,185

Charleston, SC		$251,590	3.3%	96.0%	$944	2,648
Jacksonville, FL		$242,239	3.2%	95.3%	$902	3,202
Savannah, GA		$219,341	2.9%	96.2%	$908	2,219
Memphis, TN		$197,819	2.6%	97.2%	$766	3,305
Richmond, VA		$181,893	2.4%	95.2%	$903	1,668
Birmingham, AL		$171,856	2.3%	95.6%	$850	2,048
San Antonio, TX		$112,941	1.5%	95.2%	$994	1,176
Little Rock, AR		$109,986	1.5%	95.8%	$872	1,368
Huntsville, AL		$109,813	1.4%	95.7%	$741	1,380
Norfolk, Hampton, VA Beach, VA		$95,767	1.3%	95.0%	$963	1,033
Greenville, SC		$93,262	1.2%	97.0%	$703	1,748
All Other Secondary Markets by State (individual markets <1% gross real assets)
Florida		$147,534	2.0%	96.3%	$835	2,178
Georgia		$166,205	2.2%	94.2%	$757	2,665
Kentucky		$98,673	1.3%	95.3%	$777	1,548
North Carolina		$97,374	1.3%	96.7%	$659	1,562
Tennessee		$82,967	1.1%	95.5%	$717	1,608
Alabama		$74,811	1.0%	95.5%	$731	1,029
Mississippi		$68,655	0.9%	95.2%	$798	1,241
Virginia		$65,864	0.9%	95.5%	$1,086	490
Missouri		$52,408	0.7%	96.6%	$1,225	323
South Carolina		$34,593	0.5%	91.8%	$765	576
Secondary Markets		$2,675,591	35.5%	95.7%	$832	35,015

Subtotal		$7,278,894	96.6%	95.5%	$895	81,200

Orlando, FL	Large	$63,414	0.8%	32.7%	$1,198	508	594
Charlotte, NC	Large	$28,136	0.4%	47.9%	$1,187	259	353
Dallas, TX	Large	$36,181	0.5%	80.2%	$1,055	252	252
Nashville, TN	Large	$17,001	0.2%	0.0%	$—	—	220
Fredericksburg, VA	Secondary	$89,463	1.2%	87.3%	$1,315	511	511
Jacksonville, FL	Secondary	$20,382	0.3%	0.0%	$—	—	294
Lease-up and Development		$254,577	3.4%	61.3%	$1,210	1,530	2,224

Total Wholly Owned Multifamily Communities		$7,533,471	100.0%	94.9%	$902	82,730	83,424

(1) Excludes joint venture properties totaling 882 units.

Supplemental Data S-2

COMPONENTS OF PROPERTY NET OPERATING INCOME FOR MULTIFAMILY PORTFOLIO

	Apartment	Three Months Ended
	Units (2)	3/31/2014	3/31/2013	Percent Change
Property Revenue
Pro Forma Combined Same Store Communities (1)	73,005	$211,612	$205,276	3.1%
Pro Forma Combined Non-Same Store Communities (1)	8,195	24,111	16,633
Lease up/Development Communities	1,530	3,486	2
Total Property Revenue	82,730	$239,209	$221,911

Property Expenses
Pro Forma Combined Same Store Communities (1)	73,005	$83,174	$80,071	3.9%
Pro Forma Combined Non-Same Store Communities (1)	8,195	9,475	7,364
Lease up/Development Communities	1,530	1,655	154
Total Property Expenses	82,730	$94,304	$87,589

Property Net Operating Income
Pro Forma Combined Same Store Communities (1)	73,005	$128,438	$125,205	2.6%
Pro Forma Combined Non-Same Store Communities (1)	8,195	14,636	9,269
Lease up/Development Communities	1,530	1,831	(152)
Total Property Net Operating Income	82,730	$144,905	$134,322

(1) Pro Forma Combined Same Store discussions include the properties acquired in the merger with Colonial Properties Trust using the same-store designation of those properties prior to the merger.
(2) Excludes joint venture properties totaling 882 units

Supplemental Data S-3

NOI CONTRIBUTION PERCENTAGE BY REGION

		Physical Occupancy
	Proforma Combined Same Store (1)	Mar 31, 2014	Dec 31, 2013	Sep 30, 2013	Jun 30, 2013	Mar 31, 2013
Austin, TX	7.3%	95.1%	94.7%	96.4%	95.2%	96.3%
Raleigh/Durham, NC	7.2%	94.4%	94.3%	95.8%	95.0%	95.7%
Atlanta, GA	7.0%	95.1%	94.2%	96.6%	95.1%	94.8%
Charlotte, NC	6.1%	96.0%	95.7%	96.8%	94.3%	96.4%
Fort Worth, TX	5.7%	95.6%	95.3%	95.7%	94.5%	96.0%
Dallas, TX	5.6%	95.5%	95.1%	96.4%	95.0%	96.1%
Nashville, TN	4.7%	96.5%	95.7%	96.8%	97.2%	96.0%
Tampa, FL	4.1%	96.0%	95.7%	95.5%	96.1%	96.6%
Orlando, FL	3.8%	95.7%	95.9%	95.1%	94.1%	95.2%
Houston, TX	3.0%	96.7%	94.5%	96.2%	96.5%	96.1%
Phoenix, AZ	2.7%	94.6%	95.4%	95.5%	94.0%	96.1%
South Florida	1.0%	96.0%	93.1%	96.5%	94.0%	95.4%
Las Vegas, NV	1.0%	93.6%	93.8%	95.1%	91.4%	96.4%
Large Markets	59.2%	95.4%	95.0%	96.1%	95.1%	95.9%

Jacksonville, FL	4.4%	95.3%	95.7%	96.3%	96.4%	97.2%
Charleston, SC	3.4%	96.0%	95.9%	96.5%	95.7%	96.0%
Savannah, GA	3.3%	96.2%	94.4%	95.9%	95.3%	95.8%
Memphis, TN	2.6%	96.6%	94.9%	96.4%	97.0%	97.4%
Richmond, VA	2.5%	95.2%	96.0%	96.0%	95.0%	95.1%
Birmingham, AL	2.1%	95.3%	95.8%	95.1%	96.0%	95.6%
Greenville, SC	1.9%	97.0%	92.7%	96.6%	96.2%	96.4%
Huntsville, AL	1.7%	95.7%	95.1%	96.0%	93.2%	95.7%
Norfolk/Hampton/VA Beach, VA	1.6%	95.0%	94.5%	96.6%	95.4%	96.0%
San Antonio, TX	1.6%	95.2%	95.3%	97.1%	96.1%	97.5%
Little Rock, AR	1.3%	96.5%	96.2%	97.6%	95.1%	95.2%
Other	14.4%	95.3%	94.0%	95.8%	95.5%	95.7%
Secondary Markets	40.8%	95.7%	94.7%	96.1%	95.6%	96.1%

Total Proforma Combined Same Store	100.0%	95.5%	94.9%	96.1%	95.3%	96.0%

(1) Proforma Combined Same Store discussions include the properties acquired in the merger with Colonial Properties Trust using the same-store designation of those properties prior to the merger.

Supplemental Data S-4

NOI BRIDGE
Dollars in thousands

	Three Months Ended
	March 31, 2014	December 31, 2013	March 31, 2013

NOI
MAA same store	$73,366	$73,366	$71,823
Non-same store (1)	74,260	72,491	8,590
Total NOI	147,626	145,857	80,413
Held for sale NOI included above	(1,599)	365	(3,191)
Management fee income	97	182	177
Depreciation and amortization	(90,013)	(89,796)	(32,195)
Acquisition expense	(11)	(894)	(10)
Property management expenses	(7,011)	(7,782)	(5,108)
General and administrative expenses	(4,342)	(4,965)	(3,239)
Merger related expenses	(2,076)	(21,105)	—
Integration related expenses	(3,842)	(5,067)	—
Interest and other non-property income	160	402	47
Interest Expense	(30,676)	(30,258)	(15,545)
Loss on debt extinguishment	—	(39)	(169)
Amortization of deferred financing costs	(1,311)	(636)	(804)
Gain on sale of properties	2,564	—	—
Net casualty (loss) gain and other settlement proceeds	(10)	(598)	16
Income tax expense	(270)	(224)	(223)
Gain on sale of non-depreciable assets	557	—	—
(Loss) gain from real estate joint ventures	(24)	177	54
Discontinued operations	5,895	5,647	1,782
Net income attributable to noncontrolling interests	(848)	(538)	(825)
Net income attributable to MAA	$14,866	$(9,272)	$21,180

(1) Non-same store includes Legacy-Colonial properties

Supplemental Data S-5

MULTIFAMILY PROFORMA COMBINED SAME STORE QUARTER COMPARISONS
Dollars in thousands except per unit data

	Revenues			Expenses			NOI			Revenue per Occupied Unit			Effective Rent per Unit
	Q1 2014	Q1 2013	% Chg	Q1 2014	Q1 2013	% Chg	Q1 2014	Q1 2013	% Chg	Q1 2014	Q1 2013	% Chg	Q1 2014	Q1 2013	% Chg
Austin, TX	$17,125	$16,360	4.7%	$7,766	$7,320	6.1%	$9,359	$9,040	3.5%	$1,083	$1,035	4.6%	$949	$899	5.6%
Raleigh/Durham, NC	13,553	13,389	1.2%	4,343	4,573	(5.0)%	9,210	8,816	4.5%	1,027	1,014	1.3%	904	882	2.5%
Atlanta, GA	15,515	14,793	4.9%	6,490	6,213	4.5%	9,025	8,580	5.2%	1,076	1,026	4.9%	928	887	4.6%
Charlotte, NC	11,695	11,282	3.7%	3,923	3,907	0.4%	7,772	7,375	5.4%	976	941	3.7%	854	821	4.0%
Fort Worth, TX	13,264	12,865	3.1%	5,906	5,344	10.5%	7,358	7,521	(2.2)%	1,023	993	3.0%	884	854	3.5%
Dallas, TX	12,993	12,484	4.1%	5,803	5,328	8.9%	7,190	7,156	0.5%	1,110	1,067	4.0%	981	952	3.0%
Nashville, TN	9,622	9,129	5.4%	3,521	3,243	8.6%	6,101	5,886	3.7%	1,063	1,008	5.5%	942	906	4.0%
Tampa, FL	8,658	8,383	3.3%	3,363	3,237	3.9%	5,295	5,146	2.9%	1,137	1,101	3.3%	998	960	4.0%
Orlando, FL	7,913	7,589	4.3%	3,020	2,780	8.6%	4,893	4,809	1.7%	1,131	1,084	4.3%	1,001	969	3.3%
Houston, TX	7,017	6,637	5.7%	3,160	2,892	9.3%	3,857	3,745	3.0%	1,061	1,003	5.8%	942	891	5.7%
Phoenix, AZ	5,555	5,357	3.7%	2,103	2,022	4.0%	3,452	3,335	3.5%	991	955	3.8%	863	830	4.0%
South Florida	2,109	1,987	6.1%	761	757	0.5%	1,348	1,230	9.6%	1,525	1,437	6.1%	1,428	1,390	2.7%
Las Vegas, NV	1,800	1,785	0.8%	663	665	(0.3)%	1,137	1,120	1.5%	889	881	0.9%	768	755	1.7%
Large Markets	$126,819	$122,040	3.9%	$50,822	$48,281	5.3%	$75,997	$73,759	3.0%	$1,062	$1,022	3.9%	$932	$896	4.0%

Jacksonville, FL	$8,995	$8,801	2.2%	$3,365	$3,286	2.4%	$5,630	$5,515	2.1%	$983	$962	2.2%	$902	$867	4.0%
Charleston, SC	6,934	6,718	3.2%	2,556	2,529	1.1%	4,378	4,189	4.5%	1,012	981	3.2%	892	856	4.2%
Savannah, GA	6,539	6,391	2.3%	2,278	2,272	0.3%	4,261	4,119	3.4%	1,021	998	2.3%	908	879	3.3%
Memphis, TN	6,012	6,011	0.0%	2,683	2,562	4.7%	3,329	3,449	(3.5)%	915	915	0.0%	821	817	0.5%
Richmond, VA	4,887	4,771	2.4%	1,655	1,651	0.2%	3,232	3,120	3.6%	1,026	1,001	2.5%	903	888	1.7%
Birmingham, AL	4,415	4,296	2.8%	1,654	1,661	(0.4)%	2,761	2,635	4.8%	1,056	1,028	2.7%	930	903	3.0%
Greenville, SC	4,019	3,899	3.1%	1,585	1,621	(2.2)%	2,434	2,278	6.8%	790	767	3.0%	703	678	3.7%
Huntsville, AL	3,442	3,429	0.4%	1,317	1,339	(1.6)%	2,125	2,090	1.7%	869	865	0.5%	741	738	0.4%
Norfolk/Hampton/VA Beach, VA	3,248	3,274	(0.8)%	1,145	1,152	(0.6)%	2,103	2,122	(0.9)%	1,104	1,112	(0.7)%	963	959	0.4%
San Antonio, TX	3,675	3,601	2.1%	1,593	1,407	13.2%	2,082	2,194	(5.1)%	1,094	1,072	2.1%	994	973	2.2%
Little Rock, AR	2,750	2,691	2.2%	1,020	1,035	(1.4)%	1,730	1,656	4.5%	900	880	2.3%	821	823	(0.2)%
Other	29,877	29,354	1.8%	11,501	11,275	2.0%	18,376	18,079	1.6%	891	876	1.7%	794	781	1.7%
Secondary Markets	$84,793	$83,236	1.9%	$32,352	$31,790	1.8%	$52,441	$51,446	1.9%	$944	$926	1.9%	$841	$823	2.2%

Total Proforma Combined Same Store	$211,612	$205,276	3.1%	$83,174	$80,071	3.9%	$128,438	$125,205	2.6%	$1,011	$981	3.1%	$893	$865	3.2%

Supplemental Data S-6

MULTIFAMILY PROFORMA COMBINED SAME STORE SEQUENTIAL QUARTER COMPARISONS
Dollars in thousands except per unit data

	Revenues			Expenses			NOI			Revenue per Occupied Unit			Effective Rent per Unit
	Q1 2014	Q4 2013	% Chg	Q1 2014	Q4 2013	% Chg	Q1 2014	Q4 2013	% Chg	Q1 2014	Q4 2013	% Chg	Q1 2014	Q4 2013	% Chg
Austin, TX	$17,125	$17,162	(0.2)%	$7,766	$7,448	4.3%	$9,359	$9,714	(3.7)%	$1,083	$1,086	(0.3)%	$949	$944	0.5%
Raleigh/Durham, NC	13,553	13,706	(1.1)%	4,343	4,587	(5.3)%	9,210	9,119	1.0%	1,027	1,038	(1.1)%	904	905	(0.1)%
Atlanta, GA	15,515	15,329	1.2%	6,490	6,238	4.0%	9,025	9,091	(0.7)%	1,076	1,063	1.2%	928	917	1.2%
Charlotte, NC	11,695	11,648	0.4%	3,923	4,034	(2.8)%	7,772	7,614	2.1%	976	972	0.4%	854	850	0.5%
Fort Worth, TX	13,264	13,259	0.0%	5,906	5,560	6.2%	7,358	7,699	(4.4)%	1,023	1,023	0.0%	884	884	0.0%
Dallas, TX	12,993	12,826	1.3%	5,803	5,726	1.3%	7,190	7,100	1.3%	1,110	1,096	1.3%	981	978	0.3%
Nashville, TN	9,622	9,575	0.5%	3,521	3,493	0.8%	6,101	6,082	0.3%	1,063	1,058	0.5%	942	937	0.5%
Tampa, FL	8,658	8,593	0.8%	3,363	3,346	0.5%	5,295	5,247	0.9%	1,137	1,128	0.8%	998	990	0.8%
Orlando, FL	7,913	7,845	0.9%	3,020	2,924	3.3%	4,893	4,921	(0.6)%	1,131	1,121	0.9%	1,001	993	0.8%
Houston, TX	7,017	6,902	1.7%	3,160	3,026	4.4%	3,857	3,876	(0.5)%	1,061	1,043	1.7%	942	938	0.4%
Phoenix, AZ	5,555	5,515	0.7%	2,103	2,023	4.0%	3,452	3,492	(1.1)%	991	984	0.7%	863	845	2.1%
South Florida	2,109	2,061	2.3%	761	775	(1.8)%	1,348	1,286	4.8%	1,525	1,490	2.3%	1,428	1,423	0.4%
Las Vegas, NV	1,800	1,813	(0.7)%	663	705	(6.0)%	1,137	1,108	2.6%	889	895	(0.7)%	768	760	1.1%
Large Markets	$126,819	$126,234	0.5%	$50,822	$49,885	1.9%	$75,997	$76,349	(0.5)%	$1,062	$1,057	0.5%	$932	$926	0.6%

Jacksonville, FL	$8,995	$8,936	0.7%	$3,365	$3,538	(4.9)%	$5,630	$5,398	4.3%	$983	$977	0.6%	$902	$894	0.9%
Charleston, SC	6,934	6,979	(0.6)%	2,556	2,554	0.1%	4,378	4,425	(1.1)%	1,012	1,019	(0.7)%	892	887	0.6%
Savannah, GA	6,539	6,464	1.2%	2,278	2,420	(5.9)%	4,261	4,044	5.4%	1,021	1,009	1.2%	908	901	0.8%
Memphis, TN	6,012	5,971	0.7%	2,683	2,565	4.6%	3,329	3,406	(2.3)%	915	909	0.7%	821	822	(0.1)%
Richmond, VA	4,887	4,948	(1.2)%	1,655	1,741	(4.9)%	3,232	3,207	0.8%	1,026	1,039	(1.3)%	903	900	0.3%
Birmingham, AL	4,415	4,380	0.8%	1,654	1,646	0.5%	2,761	2,734	1.0%	1,056	1,048	0.8%	930	925	0.5%
Greenville, SC	4,019	3,952	1.7%	1,585	1,587	(0.1)%	2,434	2,365	2.9%	790	777	1.7%	703	707	(0.6)%
Huntsville, AL	3,442	3,440	0.1%	1,317	1,370	(3.9)%	2,125	2,070	2.7%	869	868	0.1%	741	745	(0.5)%
Norfolk/Hampton/VA Beach, VA	3,248	3,257	(0.3)%	1,145	1,274	(10.1)%	2,103	1,983	6.1%	1,104	1,107	(0.3)%	963	964	(0.1)%
San Antonio, TX	3,675	3,734	(1.6)%	1,593	1,504	5.9%	2,082	2,230	(6.6)%	1,094	1,111	(1.5)%	994	995	(0.1)%
Little Rock, AR	2,750	2,728	0.8%	1,020	1,006	1.4%	1,730	1,722	0.5%	900	892	0.9%	821	822	(0.1)%
Other	29,877	29,623	0.9%	11,501	11,644	(1.2)%	18,376	17,979	2.2%	891	884	0.8%	794	792	0.3%
Secondary Markets	$84,793	$84,412	0.5%	$32,352	$32,849	(1.5)%	$52,441	$51,563	1.7%	$944	$940	0.4%	$841	$839	0.2%

Total Proforma Combined Same Store	$211,612	$210,646	0.5%	$83,174	$82,734	0.5%	$128,438	$127,912	0.4%	$1,011	$1,007	0.4%	$893	$889	0.4%

Supplemental Data S-7

DEVELOPMENT, LEASE-UP AND COMMERCIAL
Dollars and square feet in thousands

MULTIFAMILY DEVELOPMENT PIPELINE
1.1% of Multifamily Gross Assets
		Units as of March 31, 2014				Initial			Development Costs
					Start	Occupancy	Completion	Stabilization	Total	Thru
	Location	Total	Delivered	Leased	Date	Date	Date	Date	Cost	Q1 2014	After

220 Riverside	Jacksonville, FL	294	—	—	4Q12	3Q14	4Q14	4Q15	$41,300	$20,382	$20,918
CR at South End	Charlotte, NC	353	259	218	1Q12	4Q13	2Q14	4Q14	57,900	53,925	3,975
CG at Lake Mary III	Orlando, FL	132	46	25	1Q13	1Q14	2Q14	3Q14	16,200	14,499	1,701
CG at Bellevue II	Nashville, TN	220	—	—	3Q13	3Q14	1Q15	2Q15	30,600	9,880	20,720
Total Active		999	305	243					$146,000	$98,686	$47,314

MULTIFAMILY LEASE-UP COMMUNITIES
2.3% of Multifamily Gross Assets
		As of March 31, 2014
		Total	Percent	Construction	Expected
	MSA	Units	Occupied	Finished	Stabilized
Station Square at Cosner's Corner	Fredericksburg, VA	260	90.0%	(1)	2Q14
Season at Celebrate Virginia II	Fredericksburg, VA	251	84.5%	(1)	4Q14
CR at Frisco Bridges	Dallas, TX	252	80.2%	2Q13	3Q14
CG at Randal Lakes	Orlando, FL	462	35.3%	1Q14	1Q15
Total		1,225	66.2%

(1) Properties were acquired while still in lease-up.

COMMERCIAL PROPERTIES

			Owned Property	Three months ended March 31, 2014
Name	Type	MSA	Square Feet	Revenue	Expense	NOI
CP Nord du Lac	Retail	Covington, LA	196	$762	$265	$497
CP Craft Farms	Retail	Gulf Shores, AL	68	226	48	178
CP Huntsville	Retail	Huntsville, AL	23	101	41	60
Land Title Building	Office	Birmingham, AL	30	42	15	27
1225 South Church (1)	Retail	Charlotte, NC	3	12	2	10
Allure at Buckhead (1)	Retail	Atlanta, GA	19	136	23	113
Times Square (1)	Retail	Dallas, TX	73	74	106	(32)
Bella Casita (1)	Retail	Dallas, TX	5	19	4	15
Total			417	$1,372	$504	$868

(1) Retail component of existing multifamily property

Supplemental Data S-8

2014 ACQUISITION/DISPOSITION ACTIVITY

Multifamily Acquisitions	Location	Apartment Units	Year Built	Closing Date
Grand Cypress	Houston, Texas MSA	312	2008	January 15, 2014
Venue at Stonebridge Ranch	Dallas, Texas MSA	250	2000	January 31, 2014
Total Multifamily Acquisitions		562

Multifamily Dispositions	Location	Apartment Units	Year Built	Closing Date
Willow Creek	Columbus, Georgia	285	1968/71/77	January 15, 2014
Total Multifamily Dispositions		285

Commercial Dispositions	Location	Square Feet	Year Built	Closing Date
CC Brookwood Village (Office)	Birmingham, Alabama	170,000	2007	March 28, 2014
Brookwood Village (Retail)	Birmingham, Alabama	413,000	1973/91/2000/13	March 28, 2014
Total Commercial Dispositions		583,000

Land Dispositions	Location	Acres	Year Built	Closing Date
Heathrow (2 outparcels)	Orlando, Florida	3.9		February 14, 2014
Nord du Lac (1 outparcel)	Covington, Louisiana	1.7		February 3, 2014
Tutwiler (2 outparcels)	Birmingham, Alabama	4.6		February 6, 2014
Total Land Dispositions		10.2

Supplemental Data S-9

DEBT AND DEBT COVENANTS AS OF MARCH 31, 2014
Dollars in thousands

SUMMARY OF OUTSTANDING INTEREST RATE MATURITIES
		Average
		Years
	Principal	to Rate	Effective
	Balance	Maturity	Rate
Secured Debt
Conventional - Fixed Rate or Swapped	$1,341,500	4.9	4.2%
Conventional - Variable Rate - Capped (1) (2)	251,259	1.8	0.9%
Tax-free - Variable Rate - Capped (1)	88,370	3.9	0.9%
Total Secured Fixed or Hedged Rate Debt	1,681,129	4.4	3.5%
Conventional - Variable Rate	104,032	0.2	1.0%
Total Secured Debt	1,785,161	4.2	3.4%
Unsecured Debt
Fixed Rate or Swapped	1,677,898	3.5	4.3%
Total Unsecured Debt	1,677,898	3.5	4.3%
Total Debt	$3,463,059	3.9	3.8%
Total Fixed or Hedged Debt	$3,359,027	4.0	3.9%

(1)	The effective rate represents the average rate on the underlying variable debt unless the cap rates are reached, which average 4.6% of LIBOR for conventional caps and 5.6% of SIFMA for tax-free caps.

(2)	Includes $27 million of mortgages with embedded caps at a 7% all-in interest rate.

OTHER SUMMARIES
			Effective	Average Years
		Percent of	Interest	to Rate
	Balance	Total	Rate	Maturity
Floating Versus Fixed Rate or Hedged Debt
Fixed rate or swapped debt	$3,019,398	87.2%	4.2%	4.2
Capped debt	339,629	9.8%	0.9%	2.3
Floating (unhedged) debt	104,032	3.0%	1.0%	0.2
Total	$3,463,059	100.0%	3.8%	3.9

			Effective	Average Years
		Percent of	Interest	to Contract
	Balance	Total	Rate	Maturity
Secured Versus Unsecured Debt
Unsecured Debt	$1,677,898	48.5%	4.3%	3.5
Secured Debt	1,785,161	51.5%	3.4%	5.0
Total	$3,463,059	100.0%	3.8%	4.3

	Total	Percent of	Q1 2014	Percent of
	Cost	Total	NOI	Total
Unencumbered Versus Encumbered Assets
Unencumbered gross assets	$4,936,051	63.9%	$89,564	60.7%
Encumbered gross assets	2,783,352	36.1%	58,062	39.3%
Total	$7,719,403	100.0%	$147,626	100.0%

Supplemental Data S-10

DEBT AND DEBT COVENANTS AS OF MARCH 31, 2014 (CONTINUED)

FIXED OR HEDGED INTEREST RATE MATURITIES

							Average
	Fixed	Interest	Total		Interest	Total	Years to
	Rate	Rate	Fixed Rate	Contract	Rate	Fixed or	Rate
Maturity	Debt	Swaps	Balances	Rate	Caps	Hedged	Maturity
2014	$214,293	$92,000	$306,293	6.0%	$59,000	$365,293
2015	254,153	75,000	329,153	5.5%	52,059	381,212
2016	95,074	—	95,074	6.0%	104,449	199,523
2017	160,528	300,000	460,528	2.3%	64,890	525,418
2018	104,413	250,000	354,413	3.2%	32,750	387,163
Thereafter	1,473,938	—	1,473,938	4.0%	26,480	1,500,418
Total	$2,302,399	$717,000	$3,019,399	4.1%	$339,628	$3,359,027	4.0

DEBT COVENANT ANALYSIS

Public Bond Covenants	Required	Actual	Compliance
Limit on Incurrence of Total Debt	60% or less	43.4%	Yes
Limit on Incurrence of Secured Debt	40% or less	22.4%	Yes
Ratio of Consolidated Income Available for Debt Service/Annual Debt Service Charge	1.5:1 or greater for trailing 4 quarters	4.46x	Yes
Maintenance of Unencumbered Total Asset Value	Greater than 150%	293.5%	Yes

Supplemental Data S-11

EBITDA AND BALANCE SHEET RATIOS
Dollars in thousands
	Three Months
	Ended
	March 31,	Trailing
	2014	4 Quarters
Consolidated net income	$15,714	$112,988
Depreciation and amortization	90,013	244,797
Interest expense	30,676	91,046
Loss on debt extinguishment	—	257
Amortization of deferred financing costs	1,311	3,570
Net casualty loss and other settlement proceeds	10	169
Income tax expense	270	940
Gain on sale of non-depreciable assets	(557)	(557)
Depreciation of discontinued operations	42	1,520
Net casualty loss (gain) after insurance and other settlement proceeds on discontinued operations	2	(91)
Gain on sale of depreciable assets	(2,564)	—
Gain on sale of discontinued operations	(5,481)	(82,325)
EBITDA	129,436	372,314
Acquisition expense	11	1,394
Merger related expenses	2,076	34,479
Integration related expenses	3,842	8,944
Recurring EBITDA	$135,365	$417,131

	Three Months Ended
	March 31,
	2014	2013
Recurring EBITDA/Debt Service	3.35x	4.21x
Fixed Charge Coverage (1)	3.58x	4.58x
Total Debt/Total Capitalization (2)	39.0%	35.6%
Total Debt/Total Gross Assets	43.3%	44.0%
Total Net Debt (3)/Total Gross Assets	41.8%	43.7%
Total Net Debt (3)/Recurring EBITDA (4)	6.17x	6.24x
Unencumbered Assets/Gross Real Estate Assets	63.9%	57.2%

(1)	Fixed charge coverage represents Recurring EBITDA divided by interest expense adjusted for mark-to-market debt adjustment and any preferred dividends.

(2)	Total Capitalization equals the number of shares of common stock and units at period end times the closing stock price at period end plus total debt outstanding.

(3)	Total Net Debt equals Total Debt less Cash and Cash Equivalents.

(4)	Recurring EBITDA represents the three months ended March 31, 2014 on an annualized basis.

Supplemental Data S-12

2014 GUIDANCE

Full Year 2014
Earnings
Core FFO per Share - diluted	$4.84 to $5.04
Midpoint	$4.94
Core AFFO per Share - diluted	$4.09 to $4.29
Midpoint	$4.19

Proforma Combined Same Store Communities:
Number of units	73,005
Property revenue growth	3.5% to 4.5%
Property operating expense growth	3.0% to 4.0%
Property NOI growth	4.0% to 5.0%
Real estate tax expense growth	6% to 7%

Corporate Expenses:
General and administrative and property management expenses	$54 to $56 million
Merger and integration expenses	$9 to $10 million
Acquisition expense	$1 to $1.5 million

Transaction/Investment Volume:
Acquisition volume (multifamily)	$200 to $300 million
Disposition volume (multifamily)	$125 to $175 million
Commercial / land disposition volume	$125 to $175 million
Development investment	$65 to $70 million

Debt:
Average Interest Rate (excluding mark-to-market debt adjustment)	4.3% to 4.5%
Capitalized Interest	$1.5 to $2.0 million
Leverage (Total Net Debt/Total Gross Assets)	42% to 45%
Unencumbered Asset Pool (Percent of Total Gross Assets)	60% to 65%
Mark-to-market adjustment at merger	$90.5 million
Projected amortization of debt mark-to-market	$24 to $26 million

MAA provides guidance on Core FFO per Share but does not forecast net income available for common shareholders per diluted share. It is not possible to reasonably predict the timing and certainty of acquisitions and dispositions that would materially affect depreciation, capital gains or losses, merger and acquisition expenses and net income attributable to noncontrolling interests or to forecast extraordinary items, which, combined, generally represent the difference between net income available for common shareholders and Core FFO.

Supplemental Data S-13

CREDIT RATINGS

	Rating	Outlook
Fitch Ratings (1)	BBB	Stable
Moody's Investors Service (2)	Baa2	Stable
Standard & Poor's Ratings Services (1)	BBB	Stable

(1)	Corporate credit rating assigned to Mid-America Apartment Communities, Inc. and its primary operating partnership, Mid-America Apartments, LP.

(2)	Corporate credit rating assigned to Mid-America Apartments, LP, the primary operating partnership of Mid-America Apartment Communities, Inc.

COMMON STOCK

Stock Symbol:	MAA

Exchange Traded:	NYSE

Estimated Future Dates:	Q2 2014	Q3 2014	Q4 2014	Q1 2015
Earnings release & conference call	Late July	Late October	Early February	Late April

Dividend Information - Common Shares:	Q1 2013	Q2 2013	Q3 2013	Q4 2013	Q1 2014
Declaration Date	3/12/2013	5/21/2013	9/30/2013	12/3/2013	3/20/2014
Record Date	4/15/2013	7/15/2013	10/15/2013	1/15/2014	4/15/2014
Payment Date	4/30/2013	7/31/2013	10/31/2013	1/31/2014	4/30/2014
Distributions Per Share	$0.6950	$0.6950	$0.6950	$0.7300	$0.7300

INVESTOR RELATIONS DATA

MAA does not send quarterly reports to shareholders, but supplies 10-Q's, Earnings Releases and Supplemental Data upon request.

For recent press releases, 10-Q's, 10-K's and other information call 866-576-9689 (toll free) or email investor.relations@maac.com.

To access MAA's Quarterly Conference Call, please visit our web site at www.maac.com

For Questions Contact:
Name	Title
Tim Argo	Senior Vice President, Director of Finance
Jennifer Patrick	Investor Relations

Supplemental Data S-14